CARPENTER TECHNOLOGY CORPORATION 3rd Quarter Fiscal Year 2025 Earnings Call April 24, 2025 Exhibit 99.1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2024, Form 10-Q for the fiscal quarters ended September 30, 2024, and December 31, 2024, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions, including tariffs; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, the war between Israel and HAMAS, the war between Israel and Hezbollah, Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (21) challenges affecting the commercial aviation industry or key participants including, but not limited to production and other challenges at The Boeing Company; and (22) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

3rd QUARTER FISCAL YEAR 2025 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total case incident rate

Performance: record third quarter operating income Record profits with positive adjusted free cash flow Adjusted Operating Income ($M) * Strengthening outlook; increasing FY25 operating income guidance *Detailed schedule included in Non-GAAP Schedules in Appendix. SAO continues to expand adjusted operating margins SAO Adjusted Operating Margin (%) * Q3 FY24 Q2 FY25 Q3 FY25 SAO operating income of $151.4 million, up 46% year-over-year Margin expansion from higher productivity, improving mix and pricing actions Generated $34.0 million in adjusted free cash flow* Executed $37.5 million in share repurchases Today: increasing FY25 guidance to $520 million to $527 million 01/2025: increased FY25 guidance to $500 million to $520 million 10/2024: guided to high end of $460 million to $500 million range 07/2024: accelerated goal to FY25 04/2024: moved goal to FY26 05/2023: announced goal of $460 million to $500 million in operating income for FY27

Third Quarter Fiscal Year 2025 Net Sales

MARKET	Q3-25 NET SALES EX. SURCHARGE ($M)*	% NET SALES EX. SURCHARGE	VS. Q2-25	VS. Q3-24
AEROSPACE & DEFENSE	$373.2	63%	+12%	+18%
MEDICAL	$72.4	12%	-1%	-14%
ENERGY	$35.0	6%	+9%	+26%
TRANSPORTATION	$21.9	4%	+2%	-17%
INDUSTRIAL & CONSUMER	$72.4	12%	+7%	-6%

Increasing sales in strengthening demand environment

- Aerospace and Defense sales up sequentially and year-over-year
- Working closely with commercial aerospace customers to manage near-term priorities
- Power generation demand remains high for new builds of industrial gas turbines
- Long-term demand remains robust, with increasing bookings and high backlogs
- Optimizing production schedules through supply chain visibility and manufacturing flexibility

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY © 2025 CRS Holdings, LLC. All rights reserved.

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Continue to deliver strong financial results despite recent supply chain challenges Monitoring and evaluating tariff news to mitigate potential impact Strategically positioned with growing demand for broad portfolio of highly specialized alloys Raw material cost increases to be passed through to customers via surcharge mechanisms Global multi-sourced supply chain strategy limits risk to disruption Expect limited impact to overall demand, pending global response Produce broad portfolio of highly specialized alloys with unique collection of capabilities and assets Support high-value applications across range of end-use markets that value our material solutions In Aerospace and Defense, our largest end-use market, meaningful presence on all commercial platforms Fundamental, near and long-term demand remains strong, supported by macro trends and application-specific needs Focus on execution, driving increased productivity across operations while ensuring safety and quality

3rd QUARTER FISCAL YEAR 2025 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer

*Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions, except per share amounts Q3-25 Q2-25 Q3-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds (‘000) 46,496 46,170 50,208 326 (3,712) Net Sales 727.0 676.9 684.9 50.1 42.1 Net Sales ex. Surcharge Revenue* 597.0 548.0 553.8 49.0 43.2 Gross Profit 200.8 177.5 147.0 23.3 53.8 Selling, General and Administrative Expenses 63.0 58.6 57.0 4.4 6.0 Operating Income 137.8 118.9 75.9 18.9 61.9 Special Item included in Operating Income — — 14.1 — (14.1) Adjusted Operating Income ex. Special Item* 137.8 118.9 90.0 18.9 47.8 Adjusted Operating Margin ex. Surcharge Rev. and Special Item* 23.1% 21.7% 16.3% 1.4% 6.8% Effective Tax Rate ex. Special Items 21.8% 20.0% 37.6% 1.8% (15.8%) Net Income 95.4 84.1 6.3 11.3 89.1 Diluted Earnings per Share $1.88 $1.66 $0.12 $0.22 $1.76 Adjusted Diluted Earnings per Share ex. Special Items* $1.88 $1.66 $1.19 $0.22 $0.69 Income Statement Summary

SAO Segment Summary Net sales excluding surcharge increased 8% year-over-year and sequentially, driven by Aerospace and Defense end-use market Record operating income, up 46% year-over-year, the result of improved product mix and realized benefits of pricing actions Record adjusted operating margin, the thirteenth consecutive quarter with margin expansion Maintaining focus on additional opportunities to increase productivity, while managing operating costs closely and optimizing product mix Q4-25 operating income expected to be in the range of $160 million to $165 million $ millions Q3-25 Q2-25 Q3-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds ('000) 44,584 44,714 50,846 (130) (6,262) Net Sales 642.9 601.5 608.5 41.4 34.4 Net Sales ex. Surcharge Revenue* 519.4 479.6 483.0 39.8 36.4 Operating Income 151.4 135.6 103.5 15.8 47.9 Adjusted Operating Margin ex. Surcharge Revenue* 29.1% 28.3% 21.4% 0.8% 7.7% Q3-25 Business Results Q4-25 Outlook *Detailed schedule included in Non-GAAP Schedules in Appendix.

PEP Segment Summary Net sales excluding surcharge increased 12% sequentially and 2% year-over-year; sequential sales growth driven by strong sales of titanium in Aerospace and Defense end-use market Operating income results reflect increasing productivity in our titanium business unit combined with year-over-year and sequential improvement in our Additive business product mix as volumes increased with strategic customers Continuing to drive actions to enhance productivity and throughput rates across manufacturing facilities to support strong demand for titanium solutions, while managing costs in other businesses Q4-25 operating income expected to be in the range of $10 million to $12 million *Pounds includes only Dynamet and Additive businesses. **Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q3-25 Q2-25 Q3-24 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds ('000)* 2,584 2,208 2,618 376 (34) Net Sales 104.9 95.0 102.4 9.9 2.5 Net Sales ex. Surcharge Revenue** 96.8 86.2 94.6 10.6 2.2 Operating Income 10.9 7.0 9.2 3.9 1.7 Adjusted Operating Margin ex. Surcharge Revenue** 11.3% 8.1% 9.7% 3.2% 1.6% Q3-25 Business Results Q4-25 Outlook

Healthy liquidity and positive cash flow supports balanced execution against priorities Positive Adjusted Free Cash Flow Generation Healthy liquidity, strong balance sheet and positive outlook *Detailed schedule included in Non-GAAP Schedules in Appendix. Executing against planned capital allocation priorities Repurchased $37.5 million of stock during current quarter, $77.8 million of stock repurchases year-to-date against $400 million authorization Funded consistent quarterly cash dividend Expect to spend $155 million to $160 million in capex including ~$30 million related to recently announced brownfield expansion Generated $34.0 million in adjusted free cash flow* in current quarter, $86.1 million year-to-date Strong earnings momentum and disciplined working capital management driving results Current quarter’s results include $38.0 million discretionary pension contribution Liquidity remains healthy at $500.4 million including $151.5 million of cash and $348.9 million of available borrowings under Credit Facility Net Debt/EBITDA (0.9x) remains at historic lows with no near-term debt maturities On track to deliver target of $250 million to $300 million of adjusted free cash flow in fiscal year 2025

3rd QUARTER FISCAL YEAR 2025 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer

Strong execution with record quarter Strengthening earnings growth outlook Navigating macroeconomic events Record profits up 53% year-over-year SAO continues to expand adjusted operating margins, reaching 29.1% Generated $34.0 million in adjusted free cash flow Executed $37.5 million in share repurchases Increased costs due to tariffs will be passed through surcharge mechanisms Supporting supply chains for all aerospace platforms through broad portfolio of products Partnering with customers to address near-term priorities Optimizing production schedules through supply chain visibility and manufacturing flexibility Anticipating Q4 operating income of $146 million to $153 million Increasing FY25 adjusted operating income guidance to $520 million to $527 million On track to deliver target of $250 million to $300 million of adjusted free cash flow in fiscal year 2025

Strong earnings growth to continue over next several years

Adjusted Operating Income ($M)



~25% CAGR
765-800
520-527
354
FY24
Actual
FY25
Outlook
FY27
Target

- Attractive, ~25% earnings CAGR over next 2 years
- FY26 materially higher than FY25; FY27 not the peak of earnings growth
- Continued margin expansion with volume, mix and pricing improvement
- Significant expected cash generation of ~ $1 billion in FY25-FY27, reaching 90% conversion rate, excluding brownfield investment
- Capital allocation: investing for long-term growth while returning cash to shareholders
- Strategic brownfield expansion accelerates long-term earnings with expected +20% return; no material impact on supply-demand imbalance

CARPENTER TECHNOLOGY
© 2025 CRS Holdings, LLC. All rights reserved.

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APPENDIX OF NON-GAAP SCHEDULES

Cash Flow & Liquidity Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q3-25 Q2-25 Q1-25 9 MOS FY25 9 MOS FY24 Net Income + Noncash Items 139.8 125.0 128.7 393.8 283.5 Inventory (12.6) (63.9) (16.8) (93.3) (155.6) Working Capital / Other (9.6) 12.3 (62.1) (59.7) (17.6) Total Net Working Capital / Other (22.2) (51.6) (78.9) (153.0) (173.2) Pension Plan Contributions (43.4) (5.5) (9.6) (58.5) (4.9) Net Cash Provided from Operating Activities 74.2 67.9 40.2 182.3 105.4 Purchases of Property, Plant, Equipment and Software (40.2) (29.3) (26.9) (96.3) (68.9) Proceeds from Disposals of Property, Plant and Equipment — — — 0.1 0.1 Adjusted Free Cash Flow* 34.0 38.6 13.3 86.1 36.6 $ millions Q3-25 Q2-25 Q1-25 9 MOS FY25 9 MOS FY24 Cash 151.5 162.1 150.2 151.5 53.5 Available Borrowing Under Credit Facility 348.9 348.9 348.9 348.9 348.8 Total Liquidity 500.4 511.0 499.1 500.4 402.3

$ millions Q3-25 Q2-25 Q3-24 Net Sales 727.0 676.9 684.9 Less: Surcharge Revenue 130.0 128.9 131.1 Net Sales ex. Surcharge Revenue 597.0 548.0 553.8 Operating Income 137.8 118.9 75.9 Special Item:       Goodwill impairment — — 14.1 Adjusted Operating Income ex. Special Item 137.8 118.9 90.0 Operating Margin 19.0% 17.6% 11.1% Adjusted Operating Margin ex. Surcharge Revenue and Special Item 23.1% 21.7% 16.3% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Operating Margin ex. Surcharge Revenue and Special Item Non-GAAP Schedules

SAO SAO SAO PEP PEP PEP $ millions Q3-25 Q2-25 Q3-24 Q3-25 Q2-25 Q3-24 Net Sales 642.9 601.5 608.5 104.9 95.0 102.4 Less: Surcharge Revenue 123.5 121.9 125.5 8.1 8.8 7.8 Net Sales ex. Surcharge Revenue 519.4 479.6 483.0 96.8 86.2 94.6 Operating Income 151.4 135.6 103.5 10.9 7.0 9.2 Operating Margin 23.5% 22.5% 17.0% 10.4% 7.4% 9.0% Adjusted Operating Margin ex. Surcharge Revenue 29.1% 28.3% 21.4% 11.3% 8.1% 9.7% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Segment Operating Margin ex. Surcharge Revenue Non-GAAP Schedules

$ millions, except per share amounts Q3-25 Q2-25 Q3-24 Diluted Earnings per Share $1.88 $1.66 $0.12 Net Income 95.4 84.1 6.3 Special Items, net of tax:       Goodwill impairment — — 14.1 Pension settlement charges — — 39.5 Special Items, net of tax: — — 53.6 Net Income Excluding Special Items 95.4 84.1 59.9 Adjusted Diluted Earnings per Share Excluding Special Items $1.88 $1.66 $1.19 Adjusted Diluted Earnings Per Share Non-GAAP Schedules Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

$ millions Q3-25 Q2-25 Q1-25 9 MOS FY25 9 MOS FY24 Net Cash Provided from Operating Activities 74.2 67.9 40.2 182.3 105.4 Purchases of Property, Plant, Equipment and Software (40.2) (29.3) (26.9) (96.3) (68.9) Proceeds from Disposals of Property, Plant and Equipment — — — 0.1 0.1 Adjusted Free Cash Flow 34.0 38.6 13.3 86.1 36.6 Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. Non-GAAP Schedules Adjusted Free Cash Flow

Carpenter Technology Corporation (NYSE: CRS) is a recognized leader in high-performance specialty alloy materials and process solutions for critical applications in the aerospace and defense, medical, and other markets. Founded in 1889, Carpenter Technology has evolved to become a pioneer in premium specialty alloys including nickel, cobalt, and titanium and material process capabilities that solve our customers' current and future material challenges. Your trusted partner in innovation.